[GRAPHIC]

                                           TIMESSQUARE
                                       VP MONEY MARKET
                                                  FUND
------------------------------------------------------
                                         Annual Report
                                     December 31, 2002

                                                                    [LOGO] CIGNA

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                                                                               1

Dear Shareholders:
Our report for TimesSquare VP Money Market Fund (the "Fund") (formerly known as CIGNA Variable products Money Market Fund) covering the year ended December 31, 2002 follows.

Market Environment
The Federal Reserve (Fed) left interest rates unchanged in the first half of 2002. The pick-up in economic activity that occurred in the first quarter quickly fizzled under the black cloud of accounting scandals, indicted CEO's, and a downward spiraling equity market. However, the consumer continued to be the bright light on the dismal horizon. Lower interest rates caused mortgage refinancings to soar and helped strengthen housing activity.

The Federal Reserve ("Fed") moved to cut interest rates aggressively in the fourth quarter of 2002. The Fed surprised most of the markets at their meeting on November 6, by lowering the Federal Funds rate by 50 basis points to 1.25%, reflecting their fear that growth will, at best, remain anemic. The Fed also cut the discount rate by 50 basis points to 0.75%, and adjusted the bias to balanced. The Fed's decision extends the most aggressive series of rate cuts in Chairman Greenspan's 15-year tenure, with a total of 12 cuts since the beginning of 2001.

Economic indicators were mixed for the most part, and the focus remained on the consumer. Consumer spending slowed and holiday shopping was weaker than expected. However, housing sales and refinancing, stimulated by historically low interest rates, remained at very high levels. Mounting tensions between the U.S. and Iraq, as well as rising energy prices, sent the two-year U.S. Treasury note yield to a 48-year low as the flight to quality continued and signs of an economic recovery started to falter. Street analysts started to focus on U.S. corporations' under-funded pension plans.

Portfolio Composition and Performance
On December 31, 2002, the portfolio contained: top-tier domestic commercial paper, 51.2%; top-tier foreign commercial paper, 5.3%; and U.S. Government and Agencies, 43.3%. The Fund is well diversified.

Returns for the year ended December 31, 2002 were:

Fund                                  1.41%
Lipper Money Market Funds Average     1.00%
3-month U.S. Treasury Bill            1.70%

As of December 31, 2002, the Fund's weighted average portfolio maturity was 51 days, and the annualized 7-day yield was 1.10%.

Outlook
Economic data indicates that the U.S. economic recovery may be modest, which is expected to keep the Fed neutral for the first half of 2003. Fourth quarter GDP is likely to be less than the expected 3% rate. The housing market is expected to remain strong; however, both consumer and capital spending are expected to remain sluggish. Market participants will focus on the economic stimulus package, war, energy prices, and under-funded pension plans. Current forecasts for 2003 are still mixed, but a consensus is building for the Fed to hold rates steady for the first half of 2003. However, this could change as more economic data is revealed. With this in mind, we will continue to focus on the developing trends in both the U.S. and global economies as keys to further Fed action, and adjust our portfolio strategy accordingly.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
TimesSquare VP Money Market Fund

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                                                                               2

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             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                                3/1/96 - 12/31/02

        ----------------------------------------------------------------
                              AVERAGE ANNUAL RETURN

                        1 Year    5 Year   Life of Fund   Inception Date

        Fund             1.41%     4.22%       4.46%          3/1/96
        3 Month U.S.     1.70%     4.30%       4.55%
        Treasury Bill
        ----------------------------------------------------------------

   [The following table was depicted as a line chart in the printed material.]

Plot Points                Fund                 3 Month U.S. Treasury Bill
-----------                ----                 --------------------------

03/01/1996                $10,000                        $10,000
12/31/1996                $10,418                        $10,435
12/31/1997                $10,959                        $10,983
12/31/1998                $11,523                        $11,537
12/31/1999                $12,079                        $12,084
12/31/2000                $12,809                        $12,804
12/31/2001                $13,286                        $13,327
12/31/2002                $13,473                        $13,554

CIGNA Variable Products Money Market Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The annualized yield for the seven days ended December 31, 2002 was 1.10%, and the Fund's average maturity was 51 days. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of the three month U. S. Treasury Bill, which does not reflect brokerage charges or other investment expenses. The principal value of the U. S. Treasury Bill is guaranteed by the full faith and credit of the United States.

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TimesSquare VP Money Market Fund Investments in Securities                     3
December 31, 2002

                                                         Principal          Value
                                                             (000)          (000)
                                                        ----------       --------
COMMERCIAL PAPER - 56.5%
Domestic - 51.2%
American Express Credit Corp., 1.30%, 1/3/03            $   14,900       $ 14,899
Brown-Forman Corp., 1.29%, 1/17/03                           7,500          7,496
ChevronTexaco Corp., 1.32%, 1/6/03                          10,000          9,998
Corporate Asset Funding Co., 1.37%, 1/13/03                 12,985         12,979
du Pont (E.I.) de Nemours and Co., 1.25%, 1/8/03            13,696         13,693
General Electric Capital Corp.,
 1.30%, 1/6/03                                               7,266          7,265
 7.00%, 2/3/03                                               2,500          2,510
 1.42%, 3/24/03 (a)                                          5,000          5,000
Goldman Sachs Group, Inc., 1.38%, 1/7/03                    13,000         12,997
Kimberly Clark Corp.,
 1.27%, 1/13/03                                              6,000          5,997
 1.27%, 1/21/03                                              7,000          6,995
Merck and Co., Inc., 1.30%, 1/16/03                         13,665         13,658
Nestle Capital Corp., 1.29%, 1/31/03                         9,989          9,978
Paccar Financial Corp., 1.30%, 1/13/03                      12,000         11,994
Pharmacia Corp., 1.32%, 1/17/03                             13,200         13,192
Procter and Gamble Co., 1.31%, 1/15/03                      14,000         13,993
State Street Boston Corp., 1.25%, 1/9/03                    13,280         13,276
Wal-Mart Stores, Inc., 4.63%, 4/15/03                        6,325          6,375
Wells Fargo and Co., 1.29%, 1/7/03                           4,941          4,940
                                                                         --------
                                                                          187,235
                                                                         --------
Foreign - 5.3%
National Australia Funding Del., Inc., 1.34%,
   1/3/03                                                   13,800         13,799
UBS Finance, Inc., 1.20%, 1/2/03                             5,425          5,425
                                                                         --------
                                                                           19,224
                                                                         --------
Total Commercial Paper                                                    206,459
                                                                         --------
U.S. GOVERNMENT & AGENCIES - 43.3%
Fannie Mae,
 1.28%, 1/2/03                                               9,376          9,376
 4.75%, 11/14/03                                             4,000          4,110
 3.13%, 11/15/03                                             2,500          2,535
Federal Farm Credit Bank,
 5.00%, 2/3/03                                               1,500          1,504
 3.13%, 10/1/03                                              4,500          4,546
Federal Home Loan Bank,
 1.29%, 1/2/03                                               8,754          8,754
 1.26%, 1/10/03                                             21,836         21,829
 1.53%, 3/4/03 (a)                                           5,000          5,002
 2.80%, 4/11/03                                              2,000          2,000
 2.20%, 8/6/03                                               5,000          5,000
 1.63%, 8/12/03                                              1,000            999
 2.13%, 8/13/03                                              3,500          3,500
 6.88%, 8/15/03                                                665            686
 5.60%, 9/2/03                                               2,500          2,565
 2.00%, 11/21/03                                             5,000          5,000
 3.18%, 12/3/03                                              4,000          4,056
Freddie Mac,
 1.30%, 1/16/03                                             10,388         10,382
 1.27%, 1/21/03                                             11,402         11,394
 1.25%, 1/30/03                                              4,086          4,082
 3.40%, 10/1/03                                              2,500          2,529
 3.18%, 10/24/03                                             3,500          3,538
 5.00%, 1/15/04                                              4,000          4,141
Sallie Mae,
 2.00%, 2/14/03                                              3,000          3,000
 1.31%, 2/18/03 (a)                                         17,000         17,000
 2.70%, 4/25/03                                              4,000          3,999
 2.25%, 7/2/03                                               4,000          3,999
 2.60%, 7/2/03                                               4,500          4,501
 1.59%, 7/16/03 (a)                                          5,000          5,007
 1.56%, 8/15/03 (a)                                          3,500          3,505
                                                                         --------
                                                                          158,539
                                                                         --------
TOTAL INVESTMENTS IN SECURITIES - 99.8%
 (Total Cost - $364,998) (b)                                              364,998
Cash and Other Assets, Less Liabilities - 0.2%                                561
                                                                         --------
NET ASSETS - 100.0%                                                      $365,559
                                                                         ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Variable rate security. Rate is as of December 31, 2002.
    Tax Information
(b) As of December 31, 2002, the components of distributable earnings on a tax basis is the same as on a book basis.


The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund Investments in Securities                     4
December 31, 2002 (Continued)

               TimesSquare VP Money Market Fund

                                           Value        % of
Ten Largest Positions (Unaudited)          (000)    Net Assets
--------------------------------------- ----------- -----------
    Federal Home Loan Bank              $ 59,391        16.2%
    Sallie Mae                            41,011        11.2
    Freddie Mac                           36,066         9.9
    Fannie Mae                            16,021         4.4
    American Express Credit Corp.         14,899         4.1
    General Electric Capital Corp.        14,775         4.0
    Procter and Gamble Co.                13,993         3.8
    National Australia Funding.           13,799         3.8
    du Pont (E.I.) de Nemours and Co.     13,693         3.7
    Merck and Co., Inc.                   13,658         3.7

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund                                               5

Statement of Assets and Liabilities
December 31, 2002
(In Thousands)

Assets:
Investments in securities at value                      $364,998
Cash                                                          18
Interest receivable                                          767
Investment for Trustees' deferred compensation plan            1
                                                        --------
  Total assets                                           365,784
                                                        --------
Liabilities:
Investment advisory fees payable                             139
Administrative services fees payable                          40
Audit and legal fees payable                                  15
Dividends payable                                             11
Custodian fees payable                                         8
Registration fees payable                                      8
Deferred Trustees' fees payable                                1
Other accrued expenses                                         3
                                                        --------
  Total liabilities                                          225
                                                        --------
Net Assets                                              $365,559
                                                        ========
Components of Net Assets:
Paid in capital                                         $365,559
                                                        --------
Net Assets                                              $365,559
                                                        ========
Shares Outstanding                                       365,624
                                                        ========
Net Asset Value and Redemption Price per Share          $   1.00
                                                        ========
Cost of Investments                                     $364,998
                                                        ========

Statement of Operations
For the Year Ended December 31, 2002
(In Thousands)

Investment Income:
Income:
   Interest                                              $5,720
                                                         ------
Expenses:
   Investment advisory fees                  $1,111
   Administrative services fees                 100
   Custodian fees and expenses                   98
   Auditing and legal fees                       33
   Transfer agent fees                            6
   Trustees' fees                                 6
   Shareholder reports                            4
   Registration fees                              1
   Other                                          5
                                             ------
   Total expenses                            $1,364
                                             ------
Net Investment Income                                     4,356
                                                         ------
Realized and Unrealized Gain on
   Investments:
   Net realized gain from investments                         2
                                                         ------
Net Realized and Unrealized Gain on
   Investments                                                2
                                                         ------
Net Increase in Net Assets Resulting From
   Operations                                            $4,358
                                                         ======

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund                                               6

Statements of Changes in Net Assets
(In Thousands)

                                          For the Year Ended December 31,
                                          -------------------------------
                                                2002          2001
                                          -------------------------------
Operations:
Net investment income                         $  4,356      $  6,301
Net realized gain on investments                     2             6
                                              --------      --------
Net increase in net assets from operations       4,358         6,307
                                              --------      --------
Dividends and Distributions:
From net investment income                      (4,423)       (6,307)
                                              --------      --------
Total dividends and distributions               (4,423)       (6,307)
                                              --------      --------
Capital Share Transactions:
Net proceeds from sales of shares              612,437       369,457
Net asset value of shares issued to
   shareholders in reinvestment of dividends
   and distributions                             4,420         6,379
                                              --------      --------
                                               616,857       375,836
Cost of shares redeemed                       (468,538)     (319,436)
                                              --------      --------
Net increase in net assets from
   Fund share transactions                     148,319        56,400
                                              --------      --------
Net Increase in Net Assets                     148,254        56,400
Net Assets:
Beginning of period                            217,305       160,905
                                              --------      --------
End of period*                                $365,559      $217,305
                                              ========      ========
* Includes undistributed net investment
  income of                                   $     --      $     --
                                              ========      ========

                                          For the Year Ended December 31,
                                          -------------------------------
                                                2002          2001
                                          -------------------------------
Transactions in Capital Stock
Shares sold                                    612,437       369,457
Shares issued in reinvestment of dividends
   and distributions                             4,420         6,379
                                              --------      --------
                                               616,857       375,836
Shares redeemed                               (468,538)     (319,436)
                                              --------      --------
Net increase in shares outstanding             148,319        56,400
                                              ========      ========

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund                                               7

Financial Highlights

                                                               For the Year Ended December 31,
                                          -------------------------------------------------------------------------
                                              2002         2001           2000            1999            1998
                                          -------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period        $   1.00     $   1.00      $  1.00         $  1.00         $  1.00
Income from investment operations:
Net investment income (a)                       0.01         0.04         0.06            0.05            0.05
                                            --------     --------      -------         -------         -------
Total from investment operations                0.01         0.04         0.06            0.05            0.05
                                            --------     --------      -------         -------         -------
Less dividends and distributions:
Dividends from net investment income           (0.01)       (0.04)       (0.06)          (0.05)          (0.05)
                                            --------     --------      -------         -------         -------
Total dividends and distributions              (0.01)       (0.04)       (0.06)          (0.05)          (0.05)
                                            --------     --------      -------         -------         -------
Net asset value, end of period              $   1.00     $   1.00      $  1.00         $  1.00         $  1.00
                                            ========     ========      =======         =======         =======
Total Return                                    1.41%        3.73%        6.06%(b)        4.83%(b)        5.14%(b)
Ratios to Average Net Assets:
Gross expenses                                  0.43%        0.48%        0.54%           0.64%           0.73%
Fees and expenses waived by the Adviser         0.00%        0.00%        0.04%           0.14%           0.23%
Net expenses                                    0.43%        0.48%        0.50%           0.50%           0.50%
Net investment income                           1.37%        3.53%        6.01%           4.72%           4.98%
Net Assets, End of Period (000 omitted)     $365,559     $217,305     $160,905         $31,345         $28,612

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund Notes to Financial Statements                 8

1. Significant Accounting Policies. TimesSquare VP Money Market Fund (the "Fund") (renamed from CIGNA Variable Products Money Market Fund, effective May 1, 2002) is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value, and which, at December 31, 2002, approximated cost for federal income tax purposes.

B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the basis of identified cost.

C. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

D. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid-in capital may be required.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets until April 30, 2003, and thereafter, to the extent described in the Fund's then current prospectus. Effective May 1, 2002, TimesSquare retains the right to be repaid by the Fund if the Fund's expenses fall below the percentage specified above prior to the end of the

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TimesSquare VP Money Market Fund Notes to Financial Statements                 9
(Continued)

fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, other affiliated CIGNA Variable Products Funds may invest in the Fund. TimesSquare will waive the amount of its advisory fee for the affiliated Funds in an amount that offsets the amount of the advisory fees incurred in the TimesSquare VP Money Market Fund.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2002, the Fund paid or accrued $100,445.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company, an indirect, wholly-owned subsidiary of CIGNA Corporation, TimesSquare VP Core Plus Bond Fund and TimesSquare VP S&P 500[RegTM] Index Fund are the shareholders of the Fund, with ownership of 86.1% 7.3%, and 6.6%, respectively.

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TimesSquare VP Money Market Fund                                              10

Report of Independent Accountants

To the Trustees and Shareholders of TimesSquare VP Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare VP Money Market Fund (formerly known as CIGNA Variable Products Money Market Fund) (the "Fund") at December 31, 2002, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

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TimesSquare VP Money Market Fund                                              11
(Unaudited)

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Trust's Board of Trustees and Officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                                 Number of
Name,                      Position          Length                                              Portfolios in   Other
Address*                   Held with         of Time          Principal Occupation(s) During     Fund Complex    Directorships
and Age                    Fund              Served           Past 5 Years                       Overseen        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.                 Trustee           Trustee since    Vice President (Investor           14              --
Jones                                        1995             Relations, Public Relations) and
58                                                            Treasurer, Kaman Corporation
                                                              (helicopters and aircraft
                                                              components, industrial
                                                              distribution)

Paul J.                    Trustee           Trustee since    Special Advisor to Board of        14              Director -- Western
McDonald                                     1995             Directors, Friendly Ice Cream                      Massachusetts
59                                                            Corporation (family restaurants                    Electric Company
                                                              and dairy products)
Affiliated Trustees and
 Fund Officers

Richard H.                 Trustee,          Trustee and      Managing Director, CIGNA           14              Director of various
Forde 49                   Chairman of       Chairman         Retirement & Investment                            subsidiaries of
                           the Board and     since 2002,      Services, Inc. and TimesSquare                     CIGNA Corporation
                           President         President since  Capital Management, Inc.
                                             1998

Alfred A.                  Vice President    Officer          CIGNA Funds Treasurer;             14              --
Bingham III                and Treasurer     Since 1982       Assistant Vice President,
58                                                            TimesSquare Capital
                                                              Management, Inc.

Jeffrey S.                 Vice President    Officer          Senior Counsel,                    14              --
Winer                      and Secretary     Since 1993       CIGNA Corporation
45

--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103
--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund is an open-end, diversified management investment company that invests in short-term money market instruments. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
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